Kopp Emerging Growth Fund
      Supplement to Prospectus dated January 25, 2000




Dear Fellow Investor,


We wish to thank you for your interest in the Kopp
Emerging Growth Fund. In 1997, when we started the Fund, we determined that an asset cap of $1 billion would be a prudent level from which we could assess investment opportunity. We have achieved that initial goal.

As a result, the Kopp Emerging Growth Fund is closed to new investors, though it continues to offer its shares through retirement plans as described in the prospectus.
Of course, if you are an existing shareholder, you are free to purchase additional shares at any time. I believe that dollar cost averaging in a consistent manner is the key to success in the market.

If you have any questions about the Fund or KOPP
INVESTMENT ADVISORS please do not hesitate to contact us at 1-888-533-KOPP or www.koppfunds.com.

Yours sincerely,


Kopp Funds, Inc.



LeRoy C. Kopp
Chairman






         The date of this Supplement is February 8, 2000.
Please keep this Supplement and the related Prospectus for your records.